UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2025
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2025, The Hershey Company (the “Company”) held its 2025 Annual Meeting of Stockholders via live webcast. Set forth below are the final voting results from the meeting.

Proposal No. 1 — Election of Directors

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michele G. Buck	647,325,156	254,067	18,392,015
Timothy W. Curoe	653,987,740	156,609	18,392,015
Mary Kay Haben	649,011,051	158,219	18,392,015
Huong Maria T. Kraus	631,134,279	172,384	18,392,015
Barry J. Nalebuff	653,909,847	160,630	18,392,015
Juan R. Perez	619,983,671	273,003	18,392,015
Marie Quintero-Johnson	653,948,864	158,083	18,392,015
Cordel Robbin-Coker	652,354,397	162,759	18,392,015
Harold Singleton III	653,972,332	171,788	18,392,015

Holders of the Company’s Common Stock, voting separately as a class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Deirdre A. Mahlan	107,877,181	155,286	18,389,385
Kevin M. Ozan	106,947,527	162,955	18,389,385

Proposal No. 2 — Ratification of Appointment of Independent Auditors

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2025, by the votes set forth as follows:

Votes For	Votes Against	Abstentions
671,955,607	1,028,265	200,796

Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, approved the compensation of the Company’s named executive officers on a non-binding advisory basis by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
625,026,511	29,266,381	499,761	18,392,015

Proposal No. 4 — Approval of Amended and Restated Certificate of Incorporation

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, voted for the amended and restated certificate of incorporation by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
653,973,464	472,295	346,894	18,392,015

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 8, 2025	By:	/s/ Steven E. Voskuil
Steven E. Voskuil Senior Vice President, Chief Financial Officer